UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2015

WESTERN ASSET

SHORT DURATION HIGH INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration High Income Fund for the twelve-month reporting period ended July 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 28, 2015

II	Western Asset Short Duration High Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity expanded moderately during the twelve months ended July 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that third and fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.3% and 2.1%, respectively. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. However, the economy then gained some traction, as the U.S. Department of Commerce’s second estimate for second quarter 2015 GDP growth — released after the reporting period ended — was 3.7%. The upturn was driven by contributions from PCE, exports, state and local government spending, nonresidential fixed investment and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 6.1%, as reported by the U.S. Department of Labor. By July 2015, unemployment was 5.3%, equaling its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25%. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that ended on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 28, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Short Duration High Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short Duration High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests at least 80% of its assets in high-yield debt securities. High yield securities are rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality) and are commonly known as “junk bonds”. The Fund’s investments may include, but will not be limited to, high-yield corporate debt securities and adjustable rate bank loans. Subject to its 80% investment policy, the Fund may also invest in investment grade fixed-income securities, including but not limited to, corporate debt securities, mortgage- and asset-backed securities and securities issued by foreign issuers, including those located in emerging markets. The Fund’s investments in foreign securities may either be denominated in U.S. dollars or foreign currencies. The Fund’s investments may be of any maturity. The Fund seeks to maintain a dollar-weighted average effective durationi of three years or less.

Instead of and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated mixed results versus equal-duration Treasuries over the twelve months ended July 31, 2015. The fixed income markets experienced periods of volatility given mixed global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)iii monetary policy and a number of geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended July 31, 2015. Two-year Treasury yields rose from 0.53% at the beginning of the period to 0.67% at the end of the period. Their peak of 0.75% occurred on June 10, 2015 and again on July 22, 2015, and they were as low as 0.34% on October 15, 2014. Ten-year Treasury yields were 2.58% at the beginning of the period and ended the period at 2.20%. Their peak of 2.63% occurred on September 18, 2014 and they reached a low of 1.68% at the end of January and early February 2015.

The short duration high-yield market, as measured by the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index (the “Index”),iv returned -0.54% for the twelve months ended July 31, 2015.

Western Asset Short Duration High Income Fund 2015 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the Fund’s portfolio during the reporting period. We added select corporate industrial names and senior secured bonds to the Fund, while reducing exposure to the Utilities sector. We also reduced the Fund’s allocation to non-agency mortgage-backed securities (“MBS”) and bank loans.

High-yield index swaps (CDX), which were used to manage our high-yield corporate bond exposure, modestly detracted from performance. Credit default swaps, used to manage the Fund’s exposure to individual securities, did not meaningfully impact performance. The Fund employed interest rate futures to manage its yield curvev positioning and duration, which was negative for performance. Finally, currency forwards, which were used to manage the Fund’s currency risk exposure, made a small contribution to performance.

Performance review

For the twelve months ended July 31, 2015, Class A shares of Western Asset Short Duration High Income Fund, excluding sales charges, returned -3.15%. The Fund’s unmanaged benchmark, the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index, returned -0.54%, for the same period. The Lipper High Yield Funds Category Average1 returned -0.49% over the same time frame.

Performance Snapshot as of July 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration High Income Fund:
Class A	2.28%	-3.15%
Class B2	2.01%	-3.80%
Class C	1.89%	-3.87%
Class C1♦	2.07%	-3.66%
Class R	1.99%	-3.86%
Class I	2.38%	-3.04%
Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index	1.20%	-0.54%
Lipper High Yield Funds Category Average[1]	1.51%	-0.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 677 funds for the six-month period and among the 640 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short Duration High Income Fund 2015 Annual Report

pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended July 31, 2015 for Class A, Class B, Class C, Class C1, Class R and Class I shares were 6.97%, 6.74%, 6.22%, 6.74%, 6.84% and 7.31%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class R and Class I shares were 0.95%, 1.56%, 1.66%, 1.37%, 1.30% and 0.66%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection in the Basic Industry1, Consumer Non-Cyclicals2 and Consumer Cyclicals3 sectors. An out-of-benchmark allocation to a variety of spread sectors was also rewarded. In particular, the Fund’s exposures to asset-backed securities, investment grade corporate bonds, bank loans and non-agency MBS, were all beneficial for performance.

Elsewhere, an underweight to high-yield corporate bonds was additive for results as the Index posted a negative return during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was an overweight to the weak-performing Energy sector. A number of individual energy securities hurt the Fund’s performance including our overweights in California Resources Corp., Comstock Resources and Hercules Offshore.

The Fund’s rating biases detracted from results. In particular, an overweight to securities rated CCC and an underweight to securities rated BB was a headwind for returns as lower rated securities underperformed their higher rated counterparts. Finally, having a duration that was shorter than the Index was a headwind for performance as longer-term rates declined during the reporting period.

Thank you for your investment in Western Asset Short Duration High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Western Asset Short Duration High Income Fund 2015 Annual Report	3

Fund overview (cont’d)

Sincerely,

Western Asset Management Company

August 18, 2015

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Below investment grade securities are commonly referred to as “junk bonds.” Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2015 were: Consumer Discretionary (16.7%), Energy (15.3%), Industrials (14.0%), Financials (10.3%) and Health Care (8.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in-kinds and partial pay-in-kinds are excluded. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Western Asset Short Duration High Income Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2015 and July 31, 2014 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Short Duration High Income Fund 2015 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2015 and held for the six months ended July 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.28%	$1,000.00	$1,022.80	0.96%	$4.81	Class A	5.00%	$1,000.00	$1,020.03	0.96%	$4.81
Class B	2.01	1,000.00	1,020.10	1.48	7.41	Class B	5.00	1,000.00	1,017.46	1.48	7.40
Class C	1.89	1,000.00	1,018.90	1.74	8.71	Class C	5.00	1,000.00	1,016.17	1.74	8.70
Class C1	2.07	1,000.00	1,020.70	1.38	6.91	Class C1	5.00	1,000.00	1,017.95	1.38	6.90
Class R	1.99	1,000.00	1,019.90	1.17	5.86	Class R	5.00	1,000.00	1,018.99	1.17	5.86
Class I	2.38	1,000.00	1,023.80	0.76	3.81	Class I	5.00	1,000.00	1,021.03	0.76	3.81

6	Western Asset Short Duration High Income Fund 2015 Annual Report

[1]	For the six months ended July 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Short Duration High Income Fund 2015 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class R	Class I
Twelve Months Ended 7/31/15	-3.15%	-3.80%	-3.87%	-3.66%	-3.86%	-3.04%
Five Years Ended 7/31/15	6.95	6.32	N/A	6.46	N/A	7.18
Ten Years Ended 7/31/15	6.53	6.18	N/A	6.04	N/A	6.76
Inception* through 7/31/15	—	—	4.47	—	-0.76	—

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class R	Class I
Twelve Months Ended 7/31/15	-5.37%	-7.89%	-4.77%	-4.57%	-3.86%	-3.04%
Five Years Ended 7/31/15	6.48	6.17	N/A	6.46	N/A	7.18
Ten Years Ended 7/31/15	6.28	6.18	N/A	6.04	N/A	6.76
Inception* through 7/31/15	—	—	4.47	—	-0.76	—

Cumulative total returns
Without sales charges[1]
Class A (7/31/05 through 7/31/15)	88.18%
Class B (7/31/05 through 7/31/15)	82.17
Class C (Inception date of 8/1/12 through 7/31/15)	14.01
Class C1♦ (7/31/05 through 7/31/15)	79.73
Class R (Inception date of 1/31/14 through 7/31/15)	-1.14
Class I (7/31/05 through 7/31/15)	92.29

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25% (prior to February 15, 2013 the maximum initial sales charge was 4.25%); Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*

Inception dates for Class A, Class B, Class C, Class C1♦, Class R and Class I shares are November 6, 1992, September 2,1986, August 1, 2012, August 24, 1994, January 31, 2014 and February 5,1996, respectively.

8	Western Asset Short Duration High Income Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration High Income Fund vs. Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index† — July 2005 - July 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration High Income Fund on July 31, 2005, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2015. The hypothetical illustration also assumes a $10,000 investment, in the Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index. The Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index is an index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. This index only allows issues with a remaining maturity of 1-5 years. Pay-in kinds and partial pay-in-kinds are excluded. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Short Duration High Income Fund 2015 Annual Report	9

Spread duration (unaudited)

Economic exposure — July 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

10	Western Asset Short Duration High Income Fund 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — July 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. High Yield 1-5 Yr Cash Pay 2% Constrained Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WASD High Income	— Western Asset Short Duration High Income Fund

Western Asset Short Duration High Income Fund 2015 Annual Report	11

Schedule of investments

July 31, 2015

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 79.8%
Consumer Discretionary — 15.1%
Auto Components — 0.4%
ZF North America Capital Inc., Senior Notes	4.000%	4/29/20	4,000,000	$4,050,000	(a)
Automobiles — 0.4%
Fiat Chrysler Automobiles NV, Senior Notes	4.500%	4/15/20	3,350,000	3,408,625
Diversified Consumer Services — 0.1%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	1,240,000	1,295,800
Hotels, Restaurants & Leisure — 3.8%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	3,474,000	3,482,685	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,694,308	1,592,141	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	2,800,000	2,954,000	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,560,000	1,587,300
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	959,000	956,603	(a)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	2,825,000	2,874,438	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	1,950,000	2,076,750	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	3,590,000	3,749,755	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,781,000	4,074,027	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,470,000	1,403,850	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	420,000	445,725
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	1,370,000	1,397,400
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	4,890,000	5,085,600	(a)
Studio City Finance Ltd., Senior Notes	8.500%	12/1/20	5,000,000	5,125,000	(a)
Total Hotels, Restaurants & Leisure				36,805,274
Household Durables — 2.4%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	4,570,000	4,781,362	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	1,680,000	1,713,600	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	3,520,000	3,616,800	(a)
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	2,930,000	2,966,625
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,850,000	3,085,125
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	1,590,000	1,665,525
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	5,150,000	4,892,500	(a)
Total Household Durables				22,721,537
Media — 5.6%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,080,000	1,104,300	(a)
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	7,950,000	7,980,059	(a)

See Notes to Financial Statements.

12	Western Asset Short Duration High Income Fund 2015 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
CSC Holdings LLC, Senior Debentures	7.875%	2/15/18	2,637,000	$2,900,700
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	2,610,000	2,975,400
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,000,000	1,121,250
DISH DBS Corp., Senior Notes	5.125%	5/1/20	4,000,000	4,060,000
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	5,000,000	4,937,500	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	3,030,000	2,435,363
MediaNews Group Inc.	12.000%	12/31/18	1,236,000	1,236,000	(d)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	8,365,739	7,361,850	(a)(b)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	1,200,000	1,224,000	(a)
Numericable-SFR, Senior Secured Notes	4.875%	5/15/19	4,420,000	4,497,350	(a)
Postmedia Network Inc., Secured Notes	12.500%	7/15/18	6,640,000	6,739,600
Tribune Media Co., Senior Notes	5.875%	7/15/22	1,470,000	1,521,450	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,400,000	2,517,000	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	600,000	603,300	(a)
Total Media				53,215,122
Multiline Retail — 0.3%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	2,990,000	3,221,725	(a)(b)
Specialty Retail — 1.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	870,000	916,763
CST Brands Inc., Senior Notes	5.000%	5/1/23	810,000	810,000
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	2,080,000	2,162,977	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	600,000	626,250	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	8,380,000	6,704,000	(a)
Total Specialty Retail				11,219,990
Textiles, Apparel & Luxury Goods — 0.9%
American Achievement Corp., Secured Notes	10.875%	4/15/16	6,000,000	5,910,000	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,790,000	1,405,150	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	1,473,000	1,535,603
Total Textiles, Apparel & Luxury Goods				8,850,753
Total Consumer Discretionary				144,788,826
Consumer Staples — 4.3%
Beverages — 1.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,760,000	2,718,600	(a)
Constellation Brands Inc., Senior Notes	3.875%	11/15/19	4,670,000	4,774,491
DS Services of America Inc., Secured Notes	10.000%	9/1/21	3,760,000	4,413,300	(a)
Total Beverages				11,906,391

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	13

Schedule of investments (cont’d)

July 31, 2015

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples — 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	2,830,000	$2,978,575	(a)
Food & Staples Retailing — 0.9%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,730,000	3,725,338	(a)
Dollar Tree Inc., Senior Notes	5.250%	3/1/20	2,670,000	2,830,200	(a)
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	2,000,000	2,120,000	(a)
Total Food & Staples Retailing				8,675,538
Food Products — 1.6%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	6,110,000	6,216,925	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	3,480,000	3,567,000	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	5,730,000	5,285,925	(a)
Total Food Products				15,069,850
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,151,000	2,776,819
Total Consumer Staples				41,407,173
Energy — 14.5%
Energy Equipment & Services — 1.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,880,000	1,769,550
CGG, Senior Notes	6.500%	6/1/21	2,300,000	1,759,500
FTS International Inc., Senior Secured Bonds	6.250%	5/1/22	3,955,000	2,669,625
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	6,330,000	1,930,650	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	310,000	91,450	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,770,000	526,575	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,000,000	805,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,140,000	564,300
Parker Drilling Co., Senior Notes	6.750%	7/15/22	1,840,000	1,527,200
SESI LLC, Senior Notes	7.125%	12/15/21	1,760,000	1,839,200
Total Energy Equipment & Services				13,483,050
Oil, Gas & Consumable Fuels — 13.1%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	530,000	556,633
American Energy-Permian Basin LLC/AEPB Finance Corp., Secured Notes	8.000%	6/15/20	2,330,000	2,219,325	(a)
Antero Resources Corp., Senior Notes	5.375%	11/1/21	950,000	928,625
Arch Coal Inc., Senior Notes	7.000%	6/15/19	920,000	108,100
Arch Coal Inc., Senior Notes	9.875%	6/15/19	220,000	30,250
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	8.625%	10/15/20	1,890,000	1,445,850
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	7.875%	4/15/22	800,000	556,000

See Notes to Financial Statements.

14	Western Asset Short Duration High Income Fund 2015 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
California Resources Corp., Senior Notes	5.000%	1/15/20	6,450,000	$5,563,125
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	4,990,000	4,933,114
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,780,000	1,797,800
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	990,000	893,475
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	5,080,000	1,854,200
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	4,950,000	1,856,250
Crestwood Midstream Partners LP, Senior Notes	6.000%	12/15/20	2,080,000	2,106,000
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	1,840,000	1,826,200
Ecopetrol SA, Senior Notes	5.875%	9/18/23	797,000	826,888
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,900,000	1,971,250
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	11,460,000	10,156,425	(a)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	1,120,000	1,153,600
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	2,290,000	2,195,538	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	7,893,000	4,143,825
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	7,660,000	4,749,200
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	8,090,000	4,939,916
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	3,000,000	1,860,000
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	360,000	271,800	(a)
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	1,980,000	2,019,758	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	7,540,000	5,805,800
MEG Energy Corp., Senior Notes	6.500%	3/15/21	100,000	93,950	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,420,000	3,154,950	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	2,270,000	431,300	*(c)(e)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	5,530,000	3,428,600	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	2,450,000	1,776,250
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	12.250%	5/15/19	2,470,000	1,222,650
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	680,000	665,550
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000	858,950
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	3,200,000	3,120,000
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	400,000	364,000
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	7,270,000	6,215,850	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	3,120,000	3,143,400	(a)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	1,950,000	2,115,750

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	15

Schedule of investments (cont’d)

July 31, 2015

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,740,000		$2,782,908	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	1,580,000		1,485,200
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,980,000		193,050	*(e)
Samson Investment Co., Senior Notes	9.750%	2/15/20	4,870,000		5,357
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	6,070,000		5,493,350
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	7,039,000		6,176,722	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.625%	10/1/20	680,000		714,000	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,380,000		1,438,650
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	5,050,000		5,252,000	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	7,313,000		6,581,700	(a)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	2,400,000		2,442,000
Total Oil, Gas & Consumable Fuels					125,925,084
Total Energy					139,408,134
Financials — 8.6%
Banks — 2.2%
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,000,000		1,025,000
CIT Group Inc., Senior Notes	5.500%	2/15/19	4,555,000		4,828,300	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	4,680,000		4,738,500
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	1,860,000		1,815,825	(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,260,000		2,275,820	(f)(g)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	580,000		684,034
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	7,270,000	AUD	6,032,315	(f)(h)
Total Banks					21,399,794
Capital Markets — 0.1%
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000		1,010,073	(a)
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,430,000		1,714,213
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	1,750,000		1,960,000
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	920,000		970,600
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	818,000		852,765
Navient Corp., Senior Notes	5.000%	10/26/20	1,000,000		925,000
Navient Corp., Senior Notes	5.875%	3/25/21	3,000,000		2,820,000
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,470,000		1,976,000	(a)
Total Consumer Finance					11,218,578

See Notes to Financial Statements.

16	Western Asset Short Duration High Income Fund 2015 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.250%	7/1/20	7,000,000	$7,070,000
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	2,240,000	2,374,400	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.690%	12/21/65	2,450,000	2,394,875	(a)(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000	982,300
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	200,000	202,750
James Hardie International Finance Ltd., Senior Notes	5.875%	2/15/23	200,000	206,000	(a)
Total Diversified Financial Services				13,230,325
Insurance — 1.4%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	4,270,000	4,419,450
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	3,500,000	3,692,500	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	4,930,000	5,441,487
Total Insurance				13,553,437
Real Estate Investment Trusts (REITs) — 0.8%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	4,422,000	4,532,550
Equinix Inc., Senior Notes	5.375%	1/1/22	2,670,000	2,723,400
Total Real Estate Investment Trusts (REITs)				7,255,950
Real Estate Management & Development — 1.5%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	1,620,000	1,377,000
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	3,960,000	3,801,600
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	3,740,000	3,581,050	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	5,150,000	5,484,750	(a)
Total Real Estate Management & Development				14,244,400
Total Financials				81,912,557
Health Care — 7.9%
Health Care Equipment & Supplies — 1.0%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,285,000	1,273,756	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	5,010,000	5,128,988	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	3,180,000	3,275,400	(a)
Total Health Care Equipment & Supplies				9,678,144
Health Care Providers & Services — 4.2%
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	2,503,000	2,696,982	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	4,000,000	4,482,500
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	6,469,000	6,752,019
Kindred Healthcare Inc., Senior Secured Notes	8.000%	1/15/20	5,150,000	5,587,750	(a)
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	8,989,000	9,483,395	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	17

Schedule of investments (cont’d)

July 31, 2015

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	4,965,000	$5,188,425
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	520,000	584,678
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	5,990,000	5,630,600
Total Health Care Providers & Services				40,406,349
Pharmaceuticals — 2.7%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	5,580,000	5,879,925	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	7,850,000	8,114,937	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	8,680,000	8,940,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	2,080,000	2,132,000	(a)
Total Pharmaceuticals				25,067,262
Total Health Care				75,151,755
Industrials — 13.3%
Aerospace & Defense — 0.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,560,000	4,377,600	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,280,000	1,244,800
Total Aerospace & Defense				5,622,400
Air Freight & Logistics — 1.0%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	6,200,000	6,649,500	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	3,280,000	3,234,900	(a)
Total Air Freight & Logistics				9,884,400
Airlines — 2.1%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	5,945,000	6,219,956	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	146,722	159,193
American Airlines, Pass Through Trust, Secured Bonds	6.125%	7/15/18	3,500,000	3,631,250	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	530,312	562,131	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	2,104,444	2,162,316	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	7.373%	12/15/15	133,627	135,464
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	46,673	48,482
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	41,146	45,260
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	374,728	393,465
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	5.500%	10/29/20	215,216	223,825
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.903%	4/19/22	71,297	74,728
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	403,864	459,881

See Notes to Financial Statements.

18	Western Asset Short Duration High Income Fund 2015 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	4,778,628	$4,945,880
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,005,399	1,085,831
Total Airlines				20,147,662
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,870,000	2,712,150	(a)
Commercial Services & Supplies — 2.1%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	2,167,000	2,036,980	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	4,740,000	4,621,500
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,250,000	1,253,125	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,690,000	2,642,925
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	5,260,000	5,049,600
West Corp., Senior Notes	5.375%	7/15/22	4,630,000	4,415,862	(a)
Total Commercial Services & Supplies				20,019,992
Construction & Engineering — 1.6%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	4,420,000	3,447,600	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,300,000	4,823,000	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	2,940,000	2,851,800	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	5,020,000	3,940,700	(a)
Total Construction & Engineering				15,063,100
Electrical Equipment — 0.8%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	4,500,000	4,455,000	(a)(b)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,428,225	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	2,300,000	2,311,500	(a)
Total Electrical Equipment				8,194,725
Machinery — 1.6%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	4,943,000	5,091,290	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	7,290,000	7,599,825	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	1,267,300
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	910,000	975,975	(a)
Total Machinery				14,934,390
Marine — 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	4,650,000	4,597,687	(a)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	19

Schedule of investments (cont’d)

July 31, 2015

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,440,000	$1,213,200
Total Marine				5,810,887
Road & Rail — 1.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,520,000	1,539,000	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	4,440,000	4,495,500	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	700,000	708,750	(h)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	4,500,000	4,151,250	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	2,500,000	1,762,500	(a)
Total Road & Rail				12,657,000
Trading Companies & Distributors — 0.4%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	910,000	961,197	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,280,000	3,280,000
Total Trading Companies & Distributors				4,241,197
Transportation — 0.9%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	4,372,000	4,546,880	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	2,010,000	2,020,050	(a)(b)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	2,700,000	2,038,500	(a)
Total Transportation				8,605,430
Total Industrials				127,893,333
Information Technology — 3.7%
Communications Equipment — 0.4%
CommScope Inc., Senior Secured Notes	4.375%	6/15/20	3,650,000	3,681,938	(a)
Electronic Equipment, Instruments & Components — 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	4,650,000	4,766,250
Internet Software & Services — 1.2%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	5,150,000	5,304,500	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,370,000	1,561,800
Bankrate Inc., Senior Notes	6.125%	8/15/18	5,215,000	5,097,662	(a)
Total Internet Software & Services				11,963,962
IT Services — 1.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	3,435,000	2,567,663	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,000,000	1,160,000
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	5,759,000	6,550,862
Total IT Services				10,278,525
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	2,160,000	2,084,400	(a)

See Notes to Financial Statements.

20	Western Asset Short Duration High Income Fund 2015 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Software — 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	2,570,000		$2,704,925	(a)
Total Information Technology					35,480,000
Materials — 7.3%
Chemicals — 2.0%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	900,000		897,750	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	4,600,000		4,025,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,760,000		1,733,600	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,099,179	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	10,775,000		10,586,437	(a)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	980,000		972,650	(a)
Total Chemicals					19,314,616
Construction Materials — 0.7%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	3,094,000		3,171,350	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,740,000		1,748,700	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	10.500%	1/31/20	1,536,000		1,666,560
Total Construction Materials					6,586,610
Containers & Packaging — 1.5%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	3,037,917		3,189,813	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	350,000		368,812	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,018,235		1,033,509	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	260,000		267,800	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.286%	12/15/19	1,110,000		1,099,161	(a)(f)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,540,000		1,578,500	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	2,970,000		2,946,804	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	3,165,000		3,085,875
Pactiv LLC, Senior Notes	7.950%	12/15/25	470,000		453,550
Total Containers & Packaging					14,023,824
Metals & Mining — 2.9%
ArcelorMittal, Senior Notes	6.250%	3/1/21	3,670,000		3,720,462
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	3,900,000		3,539,250	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,720,000		1,793,514

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	21

Schedule of investments (cont’d)

July 31, 2015

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	3,750,000		$3,459,375	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,010,000		100,500	*(a)(c)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	20,380		0	(c)(d)(i)
Novelis Inc., Senior Notes	8.375%	12/15/17	1,229,000		1,273,551
Novelis Inc., Senior Notes	8.750%	12/15/20	940,000		996,400
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,820,000		1,665,300	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	4,830,000		4,781,700
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	1,000,000		1,037,500	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,180,000	EUR	1,345,713	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	2,500,000		2,650,000	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	680,000		617,100	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,680,000		1,266,300
Total Metals & Mining					28,246,665
Paper & Forest Products — 0.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,510,000		1,393,050	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,730,000		778,500
Total Paper & Forest Products					2,171,550
Total Materials					70,343,265
Telecommunication Services — 3.4%
Diversified Telecommunication Services — 1.9%
CenturyLink Inc., Senior Notes	6.150%	9/15/19	1,500,000		1,608,750
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	6,330,000		6,322,087
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	1,400,000		1,480,500
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	2,980,000		3,020,975	(a)
Oi SA, Senior Notes	5.750%	2/10/22	4,570,000		3,643,204	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	207,000		221,749	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	1,200,000		1,020,000
Zayo Group LLC/Zayo Capital Inc., Senior Notes	10.125%	7/1/20	1,302,000		1,448,475
Total Diversified Telecommunication Services					18,765,740
Wireless Telecommunication Services — 1.5%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	4,230,000		4,367,475	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	4,075,000		4,574,187	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,000,000		963,750
Sprint Corp., Senior Notes	7.875%	9/15/23	4,370,000		4,200,663
Total Wireless Telecommunication Services					14,106,075
Total Telecommunication Services					32,871,815

See Notes to Financial Statements.

22	Western Asset Short Duration High Income Fund 2015 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 1.7%
Electric Utilities — 0.8%
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	179,321	$179,321
NRG REMA LLC, Pass-Through Certificates	9.237%	7/2/17	2,163,256	2,271,419
NRG REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,615,000	2,784,975
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,330,350
Total Electric Utilities				7,566,065
Independent Power and Renewable Electricity Producers — 0.9%
Foresight Energy LLC/Foresight Energy Finance Corp., Senior Notes	7.875%	8/15/21	880,000	699,600	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	314,821	332,136
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	5,173,503	5,626,185
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	2,280,000	2,312,787	(a)
Total Independent Power and Renewable Electricity Producers				8,970,708
Total Utilities				16,536,773
Total Corporate Bonds & Notes (Cost — $838,709,103)				765,793,631
Asset-Backed Securities — 7.1%
American Money Management CDO Corp., 2015-16A E	5.874%	4/14/27	3,150,000	2,961,630	(a)(f)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.566%	11/25/32	2,463,450	2,363,282	(f)
Apidos CLO, 2015-21A D	5.827%	7/18/27	750,000	711,077	(a)(f)
Asset-Backed Funding Certificates, 2004-OPT5 M1	1.316%	3/25/34	4,798,753	4,240,552	(f)
Avery Point CLO Ltd., 2015-6A E1	5.880%	8/5/27	1,750,000	1,653,225	(a)(f)
Babson CLO Ltd., 2015-2A E	5.844%	7/20/27	1,000,000	945,800
Carlyle Global Market Strategies, 2015-2A D	5.574%	4/27/27	1,000,000	934,800	(a)(f)
Carlyle Global Market Strategies CLO Ltd., 2014-2A D	3.774%	5/15/25	2,750,000	2,657,824	(a)(f)
Cent CLO LP, 2015-23A D	5.677%	4/17/26	1,000,000	931,243	(a)(f)
Cumberland Park CLO Ltd., 2015-2A D	3.695%	7/20/26	1,250,000	1,193,125
Cumberland Park CLO Ltd., 2015-2A E	5.295%	7/20/26	750,000	678,000
Dryden Senior Loan Fund, 2013-26A E	4.789%	7/15/25	1,000,000	906,350	(a)(f)
Dryden Senior Loan Fund, 2014-34A D	3.889%	10/15/26	1,000,000	977,103
Dryden Senior Loan Fund, 2015-40A E	6.233%	8/15/28	2,230,000	2,149,051	(a)(f)
Galaxy CLO Ltd., 2015-20A E	5.781%	7/20/27	1,250,000	1,199,125	(a)(f)
GoldenTree Loan Opportunities Ltd.	5.518%	7/20/27	2,750,000	2,695,000	(a)(d)(f)
GSAA Trust, 2006-5 2A3	0.461%	3/25/36	4,653,500	3,200,523	(f)
Indymac Home Equity Loan Asset-Backed Trust, 2007-1 A	0.341%	3/25/37	2,799,184	2,229,273	(f)
LCM Limited Partnership, 16A D	3.889%	7/15/26	2,000,000	1,935,914	(a)(f)
Lehman XS Trust, 2006-8 2A4A	0.447%	6/25/36	12,297,745	7,455,201	(f)
Marathon CLO Ltd., 2015-8A C	4.343%	7/18/27	950,000	902,880	(a)(f)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	23

Schedule of investments (cont’d)

July 31, 2015

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Neuberger Berman CLO Ltd., 2015-19A D	5.538%	7/15/27	3,500,000	$3,161,550	(a)(f)
Pinnacle Park CLO Ltd., 2014-1A C	3.389%	4/15/26	1,000,000	1,000,436	(a)(f)
Pinnacle Park CLO Ltd., 2014-1A D	3.789%	4/15/26	2,250,000	2,188,788	(a)(f)
Residential Asset Mortgage Products Inc., 2005-RZ3 M2	0.691%	9/25/35	5,540,000	4,916,927	(f)
Residential Asset Securities Corp., 2004-KS8 MII1	1.031%	9/25/34	3,870,721	3,335,524	(f)
Sound Point CLO Ltd., 2014-1A C	3.026%	4/18/26	3,100,000	2,999,368	(a)(f)
Structured Asset Securities Corp., 2005-SC1 1A2	7.681%	5/25/31	3,320,360	2,916,947	(a)(f)
Treman Park CLO LLC, 2015-1A E	6.461%	4/20/27	2,750,000	2,741,475	(a)(f)
Voya CLO Ltd., 2015-1A D	5.875%	4/18/27	2,000,000	1,903,000	(a)(f)
Total Asset-Backed Securities (Cost — $67,630,828)				68,084,993
Collateralized Mortgage Obligations — 3.2%
American Home Mortgage Assets, 2006-6 A1A	0.381%	12/25/46	5,122,226	3,572,543	(f)
BCAP LLC Trust, 2010-RR6 1212	5.500%	2/26/35	891,708	891,798	(a)
Connecticut Avenue Securities, 2013-C01 M2	5.441%	10/25/23	2,200,000	2,370,302	(f)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR8 8M1	1.341%	9/25/34	3,446,708	2,936,326	(f)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.508%	3/19/45	3,480,064	2,038,089	(f)
IMPAC Secured Assets Corp., 2004-4 M3	1.091%	2/25/35	4,220,000	3,603,563	(f)
RBSGC Mortgage Pass-Through Certificates, 2005-RP1 2A	3.259%	3/25/34	2,569,468	2,453,022	(a)(f)
Structured ARM Loan Trust, 2005-14 A1	0.501%	7/25/35	6,031,841	4,410,223	(f)
Structured ARM Loan Trust, 2005-19XS M1II	0.841%	10/25/35	12,965,965	5,212,577	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR1 A1A	0.451%	12/25/35	4,422,162	3,700,593	(f)
Total Collateralized Mortgage Obligations (Cost — $31,261,733)				31,189,036
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds (Cost — $1,682,093)	9.500%	6/24/19	1,682,093	1,236,338	(a)(b)(c)
Senior Loans — 6.0%
Consumer Discretionary — 1.3%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,670,000	1,703,400	(j)(k)
Leisure Products — 0.2%
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	2,185,400	2,171,059	(j)(k)
Specialty Retail — 0.7%
CWGS Group LLC, Term Loan	5.250%	2/20/20	2,612,500	2,627,195	(j)(k)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	2,560,000	1,843,200	(j)(k)

See Notes to Financial Statements.

24	Western Asset Short Duration High Income Fund 2015 Annual Report

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Spencer Gifts LLC, Second Lien Term Loan	9.250%	11/12/21	2,300,000	$2,328,750	(j)(k)
Total Specialty Retail				6,799,145
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	2,114,700	1,981,210	(j)(k)
Total Consumer Discretionary				12,654,814
Consumer Staples — 0.9%
Food Products — 0.9%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	5,190,000	5,293,800	(j)(k)
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	488,722	490,677	(j)(k)
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	3,150,000	3,008,250	(j)(k)
Total Consumer Staples				8,792,727
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Murray Energy Corp., Term Loan B2	7.500%	3/19/21	1,210,000	1,008,081	(j)(k)
Samson Investment Co., New Second Lien Term Loan	5.000%	9/25/18	1,500,000	434,063	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	2,646,700	2,461,431	(j)(k)
Total Energy				3,903,575
Health Care — 0.7%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	10/15/22	2,140,000	2,115,925	(j)(k)
Health Care Providers & Services — 0.5%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	4,405,000	4,355,444	(j)(k)
Total Health Care				6,471,369
Industrials — 0.6%
Aerospace & Defense — 0.1%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	985,000	989,925	(j)(k)
Commercial Services & Supplies — 0.2%
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	1,965,125	1,925,822	(j)(k)
Transportation — 0.3%
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	3,140,000	3,202,800	(j)(k)
Total Industrials				6,118,547
Materials — 1.0%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,298,981	1,338,763	(j)(k)
Metals & Mining — 0.4%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	1,468,900	1,333,945	(j)(k)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	3,370,348	2,770,355	(j)(k)(l)
Total Metals & Mining				4,104,300

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	25

Schedule of investments (cont’d)

July 31, 2015

Western Asset Short Duration High Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — 0.4%
NewPage Corp., Term Loan	9.500%	2/11/21	5,650,513		$3,983,612	(j)(k)
Total Materials					9,426,675
Utilities — 1.1%
Electric Utilities — 0.6%
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	2,976,667		2,916,205	(j)(k)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	2,593,500		2,502,727	(j)(k)
Total Electric Utilities					5,418,932
Independent Power and Renewable Electricity Producers — 0.5%
TPF II Power LLC, Term Loan B	5.500%	10/2/21	4,804,688		4,848,233	(j)(k)
Total Utilities					10,267,165
Total Senior Loans (Cost — $61,353,698)					57,634,872
Sovereign Bonds — 0.3%
Mexico — 0.3%
United Mexican States, Senior Bonds (Cost — $3,559,935)	6.500%	6/9/22	43,320,000	MXN	2,798,559

			Shares
Common Stocks — 1.8%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Ford Motor Co.			172,711		2,561,304
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			83,175		0	*(c)(d)(i)
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			7		236,348	*(c)
Total Consumer Discretionary					2,797,652
Energy — 0.3%
Energy Equipment & Services — 0.3%
KCAD Holdings I Ltd.			282,728,964		2,389,342	*(c)(d)
Financials — 1.0%
Banks — 1.0%
Citigroup Inc.			89,009		5,203,466
JPMorgan Chase & Co.			60,063		4,116,118
Total Financials					9,319,584
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.			15,700		1,303,100	*(c)(d)

See Notes to Financial Statements.

26	Western Asset Short Duration High Income Fund 2015 Annual Report

Western Asset Short Duration High Income Fund

Security			Shares	Value
Industrials — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS			104,107	$763,521	*(c)(d)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			4,234,989	303,365	*
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	2	*(c)
Total Common Stocks (Cost — $15,428,001)				16,876,566

	Rate
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp. (Cost — $1,816,250)	6.000%		19,400	663,238
Preferred Stocks — 0.7%
Financials — 0.7%
Consumer Finance — 0.7%
GMAC Capital Trust I (Cost — $7,119,507)	8.125%		276,437	7,250,943	(f)

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,140	363,800	*(a)
Jack Cooper Holdings Corp.		5/6/18	945	160,650	*(a)
Total Warrants (Cost — $51,666)				524,450
Total Investments — 99.2% (Cost — $1,028,612,814#)				952,052,626
Other Assets in Excess of Liabilities — 0.8%				7,503,016
Total Net Assets — 100.0%				$959,555,642

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security (unaudited).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of July 31, 2015.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	27

Schedule of investments (cont’d)

July 31, 2015

Western Asset Short Duration High Income Fund

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of July 31, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $1,034,895,494.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
EUR	— Euro
MXN	— Mexican Peso

See Notes to Financial Statements.

28	Western Asset Short Duration High Income Fund 2015 Annual Report

Statement of assets and liabilities

July 31, 2015

Assets:
Investments, at value (Cost — $1,028,612,814)	$952,052,626
Foreign currency, at value (Cost — $939,628)	846,959
Interest and dividends receivable	17,992,441
Receivable for securities sold	3,345,803
Deposits with brokers for open futures contracts	1,406,017
Receivable for Fund shares sold	918,557
Deposits with brokers for centrally cleared swap contracts	512,262
Principal paydown receivable	335,519
Unrealized appreciation on forward foreign currency contracts	236,913
Prepaid expenses	75,229
Total Assets	977,722,326

Liabilities:
Payable for securities purchased	8,040,783
Due to custodian	4,233,283
Payable for Fund shares repurchased	3,275,055
Distributions payable	776,421
Payable to broker — variation margin on open futures contracts	572,375
Investment management fee payable	460,817
Service and/or distribution fees payable	262,866
Unrealized depreciation on forward foreign currency contracts	71,129
Payable to broker — variation margin on centrally cleared swaps	12,398
Trustees’ fees payable	4,454
Accrued expenses	457,103
Total Liabilities	18,166,684
Total Net Assets	$959,555,642

Net Assets:
Par value (Note 7)	$1,649
Paid-in capital in excess of par value	1,161,602,440
Undistributed net investment income	2,726,955
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(127,229,654)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(77,545,748)
Total Net Assets	$959,555,642

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	29

Statement of assets and liabilities (cont’d)

July 31, 2015

Net Assets:
Class A	$439,359,841
Class B	$5,592,163
Class C	$117,396,085
Class C1	$102,550,979
Class R	$55,250
Class I	$294,601,324

Shares Outstanding:
Class A	75,655,946
Class B	971,604
Class C	20,217,590
Class C1	17,567,400
Class R	9,522
Class I	50,520,307

Net Asset Value:
Class A (and redemption price)	$5.81
Class B*	$5.76
Class C*	$5.81
Class C1*	$5.84
Class R (and redemption price)	$5.80
Class I (and redemption price)	$5.83
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.94

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Western Asset Short Duration High Income Fund 2015 Annual Report

Statement of operations

For the Year Ended July 31, 2015

Investment Income:
Interest	$81,676,047
Dividends	911,417
Less: Foreign taxes withheld	(7,316)
Total Investment Income	82,580,148

Expenses:
Investment management fee (Note 2)	6,471,684
Service and/or distribution fees (Notes 2 and 5)	3,556,643
Transfer agent fees (Note 5)	1,338,073
Registration fees	184,462
Fund accounting fees	118,475
Legal fees	106,885
Audit and tax fees	54,922
Shareholder reports	51,609
Insurance	23,489
Custody fees	19,169
Trustees’ fees	18,708
Miscellaneous expenses	8,512
Total Expenses	11,952,631
Net Investment Income	70,627,517

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(18,962,753)
Futures contracts	(6,109,688)
Swap contracts	(769,537)
Foreign currency transactions	903,538
Net Realized Loss	(24,938,440)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(89,775,096)
Futures contracts	(1,764,400)
Swap contracts	(896,474)
Foreign currencies	(129,506)
Change in Net Unrealized Appreciation (Depreciation)	(92,565,476)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(117,503,916)
Decrease in Net Assets from Operations	$(46,876,399)

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	31

Statements of changes in net assets

For the Years Ended July 31,	2015	2014

Operations:
Net investment income	$70,627,517	$62,939,447
Net realized gain (loss)	(24,938,440)	4,641,968
Change in net unrealized appreciation (depreciation)	(92,565,476)	6,114,773
Increase (Decrease) in Net Assets from Operations	(46,876,399)	73,696,188

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(74,987,023)	(67,202,016)
Decrease in Net Assets from Distributions to Shareholders	(74,987,023)	(67,202,016)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	482,013,943	1,260,236,771
Reinvestment of distributions	62,581,448	58,360,498
Cost of shares repurchased	(874,666,635)	(543,260,492)
Increase (Decrease) in Net Assets from Fund Share Transactions	(330,071,244)	775,336,777
Increase (Decrease) in Net Assets	(451,934,666)	781,830,949

Net Assets:
Beginning of year	1,411,490,308	629,659,359
End of year*	$959,555,642	$1,411,490,308
*Includes undistributed net investment income of:	$2,726,955	$678,825

See Notes to Financial Statements.

32	Western Asset Short Duration High Income Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$6.40	$6.33	$6.03	$6.17	$5.86

Income (loss) from operations:
Net investment income	0.37	0.37	0.40	0.42	0.46
Net realized and unrealized gain (loss)	(0.57)	0.09	0.31	(0.12)	0.33
Total income (loss) from operations	(0.20)	0.46	0.71	0.30	0.79

Less distributions from:
Net investment income	(0.39)	(0.39)	(0.41)	(0.44)	(0.48)
Total distributions	(0.39)	(0.39)	(0.41)	(0.44)	(0.48)

Net asset value, end of year	$5.81	$6.40	$6.33	$6.03	$6.17
Total return[2]	(3.15)%	7.44%	12.02%	5.35%	13.95%

Net assets, end of year (millions)	$439	$631	$380	$327	$261

Ratios to average net assets:
Gross expenses	0.96%	0.95%	0.99%	1.03%	1.00%
Net expenses[3]	0.96	0.94 [4]	0.98 [4]	1.03	1.00
Net investment income	6.06	5.70	6.37	7.23	7.53

Portfolio turnover rate	47%	60%	117%	78%	90%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$6.35	$6.27	$5.97	$6.27	$5.96

Income (loss) from operations:
Net investment income	0.33	0.32	0.36	0.39	0.44
Net realized and unrealized gain (loss)	(0.57)	0.11	0.31	(0.15)	0.34
Total income (loss) from operations	(0.24)	0.43	0.67	0.24	0.78

Less distributions from:
Net investment income	(0.35)	(0.35)	(0.37)	(0.54)	(0.47)
Total distributions	(0.35)	(0.35)	(0.37)	(0.54)	(0.47)

Net asset value, end of year	$5.76	$6.35	$6.27	$5.97	$6.27
Total return[2]	(3.80)%	6.97%	11.48%	4.48%	13.37%

Net assets, end of year (millions)	$6	$9	$11	$14	$24

Ratios to average net assets:
Gross expenses	1.57%	1.56%	1.51%	1.67%	1.55%
Net expenses	1.57	1.56	1.51	1.67	1.55
Net investment income	5.46	5.09	5.81	6.64	7.00

Portfolio turnover rate	47%	60%	117%	78%	90%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

34	Western Asset Short Duration High Income Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$6.40	$6.33	$6.03

Income (loss) from operations:
Net investment income	0.32	0.32	0.35
Net realized and unrealized gain (loss)	(0.56)	0.10	0.31
Total income (loss) from operations	(0.24)	0.42	0.66

Less distributions from:
Net investment income	(0.35)	(0.35)	(0.36)
Total distributions	(0.35)	(0.35)	(0.36)

Net asset value, end of year	$5.81	$6.40	$6.33
Total return[3]	(3.87)%	6.68%	11.16%

Net assets, end of year (millions)	$117	$156	$10

Ratios to average net assets:
Gross expenses	1.70%	1.66%	1.82%[4]
Net expenses[5]	1.70	1.66	1.75 [4,6]
Net investment income	5.33	4.94	5.61 [4]

Portfolio turnover rate	47%	60%	117%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to July 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1,2]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$6.44	$6.36	$6.06	$6.20	$5.89

Income (loss) from operations:
Net investment income	0.35	0.34	0.37	0.40	0.43
Net realized and unrealized gain (loss)	(0.58)	0.11	0.31	(0.12)	0.33
Total income (loss) from operations	(0.23)	0.45	0.68	0.28	0.76

Less distributions from:
Net investment income	(0.37)	(0.37)	(0.38)	(0.42)	(0.45)
Total distributions	(0.37)	(0.37)	(0.38)	(0.42)	(0.45)

Net asset value, end of year	$5.84	$6.44	$6.36	$6.06	$6.20
Total return[3]	(3.66)%	7.15%	11.47%	4.91%	13.30%

Net assets, end of year (millions)	$103	$131	$144	$159	$166

Ratios to average net assets:
Gross expenses	1.39%	1.37%	1.45%	1.47%	1.45%
Net expenses	1.39	1.37	1.45	1.47	1.45
Net investment income	5.65	5.28	5.89	6.81	7.08

Portfolio turnover rate	47%	60%	117%	78%	90%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

36	Western Asset Short Duration High Income Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class R Shares[1]	2015	2014[2]

Net asset value, beginning of year	$6.41	$6.41

Income (loss) from operations:
Net investment income	0.35	0.17
Net realized and unrealized gain (loss)	(0.59)	0.01
Total income (loss) from operations	(0.24)	0.18

Less distributions from:
Net investment income	(0.37)	(0.18)
Total distributions	(0.37)	(0.18)

Net asset value, end of year	$5.80	$6.41
Total return[3]	(3.86)%	2.83%

Net assets, end of year (000s)	$55	$37

Ratios to average net assets:
Gross expenses	1.23%	1.30%[4]
Net expenses[5]	1.23	1.30 [4]
Net investment income	5.82	5.46 [4]

Portfolio turnover rate	47%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to July 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Short Duration High Income Fund 2015 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$6.43	$6.35	$6.05	$6.20	$5.88

Income (loss) from operations:
Net investment income	0.39	0.39	0.41	0.44	0.47
Net realized and unrealized gain (loss)	(0.58)	0.10	0.31	(0.13)	0.34
Total income (loss) from operations	(0.19)	0.49	0.72	0.31	0.81

Less distributions from:
Net investment income	(0.41)	(0.41)	(0.42)	(0.46)	(0.49)
Total distributions	(0.41)	(0.41)	(0.42)	(0.46)	(0.49)

Net asset value, end of year	$5.83	$6.43	$6.35	$6.05	$6.20
Total return[2]	(3.04)%	7.93%	12.23%	5.48%	14.16%

Net assets, end of year (millions)	$295	$484	$84	$25	$17

Ratios to average net assets:
Gross expenses	0.72%	0.66%	0.77%	0.75%	0.81%
Net expenses[3]	0.72	0.66	0.77	0.75	0.81
Net investment income	6.28	5.99	6.54	7.51	7.72

Portfolio turnover rate	47%	60%	117%	78%	90%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to May 1, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%.

See Notes to Financial Statements.

38	Western Asset Short Duration High Income Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

Western Asset Short Duration High Income Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Short Duration High Income Fund 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$141,960,685	$2,828,141		$144,788,826
Materials	—	70,343,265	0	*	70,343,265
Utilities	—	13,572,477	2,964,296		16,536,773
Other corporate bonds & notes	—	534,124,767	—		534,124,767
Asset-backed securities	—	63,518,868	4,566,125		68,084,993
Collateralized mortgage obligations	—	31,189,036	—		31,189,036
Convertible bonds & notes	—	1,236,338	—		1,236,338
Senior loans:
Consumer discretionary	—	10,326,064	2,328,750		12,654,814
Consumer staples	—	3,498,927	5,293,800		8,792,727
Energy	—	1,442,144	2,461,431		3,903,575
Industrials	—	989,925	5,128,622		6,118,547
Utilities	—	7,764,438	2,502,727		10,267,165
Other senior loans	—	15,898,044	—		15,898,044
Sovereign bonds	—	2,798,559	—		2,798,559
Common stocks:
Consumer discretionary	$2,561,304	—	236,348		2,797,652
Energy	—	—	2,389,342		2,389,342
Health care	—	—	1,303,100		1,303,100
Industrials	—	—	763,521		763,521
Other common stocks	9,622,951	—	—		9,622,951
Convertible preferred stocks	—	663,238	—		663,238
Preferred stocks	7,250,943	—	—		7,250,943
Warrants	—	524,450	—		524,450
Total investments	$19,435,198	$899,851,225	$32,766,203		$952,052,626
Other financial instruments:
Forward foreign currency contracts	—	$236,913	—		$236,913
Total	$19,435,198	$900,088,138	$32,766,203		$952,289,539

Western Asset Short Duration High Income Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$838,195	—	—	$838,195
Forward foreign currency contracts	—	$71,129	—	71,129
Centrally cleared credit default swaps on credit indices — buy protection	—	205,738	—	205,738
Total	$838,195	$276,867	—	$1,115,062

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Materials		Utilities		Asset- Backed Securities	Convertible Bonds & Notes
Balance as of July 31, 2014	$3,832,537	—		$0	*	$8,875,950	$1,533,000
Accrued premiums/discounts	26,222	—		—		26,916	—
Realized gain (loss)[1]	3,686	—		(567,464)		(107,355)	—
Change in unrealized appreciation (depreciation)[2]	(135,085)	—		573,384		107,457	(445,755)
Purchases	256,161	$0	*	—		4,469,830	149,093
Sales	(1,155,380)	—		(5,920)		(6,148,850)	—
Transfers into Level 3[3]	—	—		2,964,296		—	—
Transfers out of Level 3[4]	—	—		—		(2,657,823)	(1,236,338)
Balance as of July 31, 2015	$2,828,141	$0	*	$2,964,296		$4,566,125	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2015[2]	$(127,081)	—		—		$95,196	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Industrials	Utilities
Balance as of July 31, 2014	—	—	—	—	—
Accrued premiums/discounts	$124	—	$5,236	—	$1,934
Realized gain (loss)[1]	—	—	319	—	126
Change in unrealized appreciation (depreciation)[2]	40,126	—	(124,324)	—	(40,833)
Purchases	2,288,500	—	2,593,500	—	2,548,000
Sales	—	—	(13,300)	—	(6,500)
Transfers into Level 3[3]	—	$5,293,800	—	$5,128,622	—
Transfers out of Level 3	—	—	—	—	—
Balance as of July 31, 2015	$2,328,750	$5,293,800	$2,461,431	$5,128,622	$2,502,727
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2015[2]	$40,126	—	$(124,324)	—	$(40,833)

42	Western Asset Short Duration High Income Fund 2015 Annual Report

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Total
Balance as of July 31, 2014	$166,350	$2,200,762	$753,600	$3,235,750	$20,597,949
Accrued premiums/discounts	—	—	—	—	60,432
Realized gain (loss)[1]	—	—	—	—	(670,688)
Change in unrealized appreciation (depreciation)[2]	69,998	188,580	549,500	(2,472,229)	(1,689,181)
Purchases	—	—	—	—	12,305,084
Sales	—	—	—	—	(7,329,950)
Transfers into Level 3[3]	—	—	—	—	13,386,718
Transfers out of Level 3[4]	—	—	—	—	(3,894,161)
Balance as of July 31, 2015	$236,348	$2,389,342	$1,303,100	$763,521	$32,766,203
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2015[2]	$69,998	$188,580	$549,500	$(2,472,229)	$(1,821,067)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Short Duration High Income Fund 2015 Annual Report	43

Notes to financial statements (cont’d)

(c) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2015, the Fund did not hold any credit default swaps to sell protection.

44	Western Asset Short Duration High Income Fund 2015 Annual Report

For average notional amounts of swaps held during the year ended July 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are

Western Asset Short Duration High Income Fund 2015 Annual Report	45

Notes to financial statements (cont’d)

considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

46	Western Asset Short Duration High Income Fund 2015 Annual Report

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of

Western Asset Short Duration High Income Fund 2015 Annual Report	47

Notes to financial statements (cont’d)

the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of

48	Western Asset Short Duration High Income Fund 2015 Annual Report

default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of July 31, 2015, the Fund held forward foreign currency with credit related contingent features which had a liability position of $71,129. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Short Duration High Income Fund 2015 Annual Report	49

Notes to financial statements (cont’d)

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$6,407,636	$(6,407,636)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

50	Western Asset Short Duration High Income Fund 2015 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% of the net assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class I shares did not exceed 1.00%, 1.75%, 1.40% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2015, LMIS and its affiliates retained sales charges of $111,097 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$25,926	$4,836	$76,332	$0	*

*	Value is less than $1.

Western Asset Short Duration High Income Fund 2015 Annual Report	51

Notes to financial statements (cont’d)

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2015, the Fund had accrued $1,948 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$549,550,701
Sales	908,089,525

At July 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,957,147
Gross unrealized depreciation	(95,800,015)
Net unrealized depreciation	$(82,842,868)

At July 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	964	9/15	$122,011,555	$122,849,750	$(838,195)

At July 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,166,458	USD	2,450,698	Bank of America N.A.	8/13/15	$(71,129)
USD	2,761,850	AUD	3,500,000	Citibank N.A.	8/13/15	204,644
EUR	1,055,000	USD	1,144,968	Royal Bank of Scotland PLC	8/13/15	13,810
USD	908,280	EUR	810,130	Royal Bank of Scotland PLC	8/13/15	18,459
Total						$165,784

Abbreviations used in this table:
AUD	— Australian Dollar
EUR	— Euro
USD	— United States Dollar

52	Western Asset Short Duration High Income Fund 2015 Annual Report

At July 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Citigroup Global Markets (Markit CDX.NA.HY.23 Index)	$5,138,425	12/20/19	5.000% quarterly	$(401,398)	$(253,726)	$(147,672)
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.23 Index)	7,134,400	12/20/19	5.000% quarterly	(557,319)	(518,283)	(39,036)
Goldman Sachs (Markit CDX.NA.HY.23 Index)	3,336,900	12/20/19	5.000% quarterly	(260,669)	(241,639)	(19,030)
Total	$15,609,725			$(1,219,386)	$(1,013,648)	$(205,738)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$236,913

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$838,195	—	—	$838,195
Centrally cleared swap contracts[3]	—	—	$205,738	205,738
Forward foreign currency contracts	—	$71,129	—	71,129
Total	$838,195	$71,129	$205,738	$1,115,062

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Short Duration High Income Fund 2015 Annual Report	53

Notes to financial statements (cont’d)

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(153,090)	$(153,090)
Futures contracts	$(6,109,688)	—	—	(6,109,688)
Swap contracts	—	—	(769,537)	(769,537)
Forward foreign currency contracts[2]	—	$997,187	—	997,187
Total	$(6,109,688)	$997,187	$(922,627)	$(6,035,128)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(1,764,400)	—	—	$(1,764,400)
Swap contracts	—	—	$(896,474)	(896,474)
Forward foreign currency contracts[1]	—	$(32,597)	—	(32,597)
Total	$(1,764,400)	$(32,597)	$(896,474)	$(2,693,471)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended July 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$3,271
Futures contracts (to sell)	161,782,331
Forward foreign currency contracts (to buy)	1,353,199
Forward foreign currency contracts (to sell)	4,821,423

Average Notional Balance
Credit default swap contracts (to buy protection)	$22,872,198
Credit default swap contracts (to sell protection)†	38,462

†	At July 31, 2015, there were no open positions held in this derivative.

54	Western Asset Short Duration High Income Fund 2015 Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at July 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$236,913	—	$236,913

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at July 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$572,375	$(572,375)	—
Centrally cleared swap contracts[4]	12,398	(12,398)	—
Forward foreign currency contracts	71,129	—	$71,129
Total	$655,902	$(584,773)	$71,129

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 0.75%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,313,250	$594,976
Class B	52,202	15,336
Class C	1,380,581	139,954
Class C1	810,430	102,556
Class R	180	48
Class I	—	485,203
Total	$3,556,643	$1,338,073

Western Asset Short Duration High Income Fund 2015 Annual Report	55

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended July 31, 2015	Year Ended July 31, 2014
Net Investment Income:
Class A	$33,786,755	$37,148,436
Class B	405,740	537,437
Class C	7,873,472	4,182,300
Class C1	6,975,947	7,875,074
Class R	2,239	323	*
Class I	25,942,870	17,458,446
Total	$74,987,023	$67,202,016

*	For the period January 31, 2014 (inception date) to July 31, 2014.

7. Shares of beneficial interest

At July 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	29,811,813	$183,523,512	83,373,727	$533,948,594
Shares issued on reinvestment	5,165,042	31,264,875	5,475,863	35,160,969
Shares repurchased	(57,937,287)	(353,536,526)	(50,318,482)	(323,521,599)
Net increase (decrease)	(22,960,432)	$(138,748,139)	38,531,108	$245,587,964

Class B
Shares sold	57,823	$346,440	122,649	$775,570
Shares issued on reinvestment	62,598	375,770	77,838	494,359
Shares repurchased	(485,432)	(2,918,140)	(543,044)	(3,453,965)
Net decrease	(365,011)	$(2,195,930)	(342,557)	$(2,184,036)

Class C
Shares sold	6,515,471	$39,863,627	23,862,628	$153,275,798
Shares issued on reinvestment	1,053,052	6,371,227	533,796	3,435,760
Shares repurchased	(11,758,028)	(71,133,171)	(1,643,206)	(10,578,054)
Net increase (decrease)	(4,189,505)	$(24,898,317)	22,753,218	$146,133,504

Class C1
Shares sold	121,249	$735,975	482,532	$3,084,409
Shares issued on reinvestment	1,093,074	6,647,115	1,162,072	7,486,894
Shares repurchased	(3,993,588)	(24,308,382)	(3,968,605)	(25,556,796)
Net decrease	(2,779,265)	$(16,925,292)	(2,324,001)	$(14,985,493)

56	Western Asset Short Duration High Income Fund 2015 Annual Report

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares		Amount
Class R
Shares sold	7,909	$47,056	5,725	*	$36,864	*
Shares issued on reinvestment	371	2,235	50	*	319	*
Shares repurchased	(4,533)	(28,465)	—	*	—	*
Net increase	3,747	$20,826	5,775	*	$37,183	*

Class I
Shares sold	41,670,854	$257,497,333	88,165,102		$569,115,536
Shares issued on reinvestment	2,943,640	17,920,226	1,824,281		11,782,197
Shares repurchased	(69,420,590)	(422,741,951)	(27,916,404)		(180,150,078)
Net increase (decrease)	(24,806,096)	$(147,324,392)	62,072,979		$400,747,655

*	For the period January 31, 2014 (inception date) to July 31, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$74,987,023	$67,202,016

As of July 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,211,649
Deferred capital losses*	(31,567,566)
Capital loss carryforward**	(90,217,603)
Other book/tax temporary differences(a)	353,501
Unrealized appreciation (depreciation)(b)	(83,828,428)
Total accumulated earnings (losses) — net	$(202,048,447)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of July 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2017	$(8,495,814)
7/31/2018	(64,100,133)
7/31/2019	(17,621,656)
$(90,217,603)

Western Asset Short Duration High Income Fund 2015 Annual Report	57

Notes to financial statements (cont’d)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

58	Western Asset Short Duration High Income Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration High Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration High Income Fund as of July 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 18, 2015

Western Asset Short Duration High Income Fund 2015 Annual Report	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

60	Western Asset Short Duration High Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 (Chair of the Board since 2013)
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Short Duration High Income Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

62	Western Asset Short Duration High Income Fund

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Short Duration High Income Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

64	Western Asset Short Duration High Income Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective June 1, 2015, Ms. Trust became a Trustee. Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration High Income Fund	65

Western Asset

Short Duration High Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust*

President

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Short Duration High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/15 SR15-2575

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2014 and July 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $109,035 in 2014 and $107,281 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,700 in 2014 and $13,130 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 22, 2015